Monarch Ambassador Income ETF

MAMB

Monarch Blue Chips Core ETF

MBCC

Monarch ProCap ETF

MPRO

Each a Series of Northern Lights Fund Trust IV (the “Funds”)

Supplement dated February 15, 2024

to the Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”) of the Funds dated June 28, 2023

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Effective March 4, 2024, the Funds’ names will change as follows:

Monarch Ambassador Income ETF to “Monarch Ambassador Income Index ETF;”

Monarch Blue Chips Core ETF to “Monarch Blue Chips Core Index ETF;” and

Monarch ProCap ETF to “Monarch ProCap Index ETF.”

Accordingly, all references to the Funds’ current names in the Prospectus, Summary Prospectus and SAI are replaced in their entirety.

Effective March 4, 2024, the names of the indices that each Fund seeks to replicate will change as follows:

Kingsview Ambassador Income Index to “Monarch Ambassador Income Index;”

Kingsview Blue Chips Core Index to “Monarch Blue Chips Core Index;” and

Kingsview ProCap Index to “Monarch ProCap Index.”

Accordingly, all references to the current indices in the Prospectus, Summary Prospectus and SAI are replaced in their entirety.

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You should read this Supplement in conjunction with the Funds' Prospectus, Summary Prospectus and SAI dated June 28, 2023, which provide information that you should know about each Fund before investing. The Funds' Prospectus, SAI and Summary Prospectuses have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies these documents may be obtained without charge by visiting www.monarchfunds.com or by calling 1-541-291-4405.